UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21634

Access One Trust
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000	Bethesda, MD	20814
(Address of principal executive offices)		(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(240) 497-6400

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2009

Item 1. Schedule of Investments.

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access VP High Yield Fund	March 31, 2009
(unaudited)
	Principal
	Amount	Value

U.S. Government Agency Obligations (15.9%)
Federal Home Loan Bank, 0.01%‡, 4/1/09+	$2,979,000	$2,979,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,979,000)		2,979,000

U.S. Treasury Obligations (28.3%)
U.S. Treasury Notes, 1.75%, 3/31/14+	5,300,000	5,321,117

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,290,021)		5,321,117

Repurchase Agreements (99.6%)
Bank of America, 0.06%, 4/1/09+, dated 3/31/09, with a repurchase price of $5,574,009 (Collateralized by $5,680,000 Federal Home Loan Bank, 1.10%, 3/10/10, market value $5,693,795)	5,574,000	5,574,000
Deutsche Bank, 0.11%, 4/1/09+, dated 3/31/09, with a repurchase price of $3,103,009 (Collateralized by $3,168,000 Federal National Mortgage Association, 0.19%‡, 4/20/09, market value $3,167,666)	3,103,000	3,103,000
HSBC, 0.08%, 4/1/09+, dated 3/31/09, with a repurchase price of $5,574,012 (Collateralized by $5,680,000 Federal Home Loan Bank, 0.80%, 12/30/09, market value $5,694,404)	5,574,000	5,574,000
UBS, 0.07%, 4/1/09+, dated 3/31/09, with a repurchase price of $2,994,006 (Collateralized by $3,055,000 Federal Home Loan Bank, 1.12%, 1/15/10, market value $3,071,568)	2,994,000	2,994,000
UMB, 0.08%, 4/1/09+, dated 3/31/09, with a repurchase price of $1,469,003 (Collateralized by $1,477,739 of various U.S. Government Agency Obligations, 0.15%‡-4.75%, 5/27/09-1/18/11, market value $1,503,295)	1,469,000	1,469,000

TOTAL REPURCHASE AGREEMENTS
(Cost $18,714,000)		18,714,000

TOTAL INVESTMENT SECURITIES
(Cost $26,983,021)—143.8%		27,014,117
Net other assets (liabilities)—(43.8)%		(8,228,874)

NET ASSETS—100.0%		$18,785,243

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default. As of March 31, 2009, the aggregate amount held in a segregated account was $10,936,000.
‡	Represents the effective yield or interest rate in effect at March 31, 2009.
		Unrealized
		Appreciation
	Contracts	(Depreciation)

Futures Contracts Purchased
5-Year U.S. Treasury Note Futures Contract expiring 6/30/09 (Underlying notional amount at value $3,919,781)	33	$85,284

See accompanying notes to the Schedule of Portfolio Investments.

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access VP High Yield Fund	March 31, 2009
(unaudited)

Credit Default Swap Agreements

			Receive		Notional
	Notional	Buy/Sell	Fixed	Expiration	Amount at	Unrealized
Underlying Instrument	Amount(a)	Protection(b)	Rate	Date	Value(c)	Gain (Loss)(d)

CDX North America High Yield Swap; Series 12	$8,500,000	Sell	5.00%	6/20/14	$(2,474,291)	$(142,207)
CDX North America High Yield Swap; Series 12	8,000,000	Sell	5.00%	6/20/14	(2,328,744)	(160,411)
CDX North America High Yield Swap; Series 12	2,700,000	Sell	5.00%	6/20/14	(785,951)	(49,076)
CDX North America High Yield Swap; Series 12	7,000,000	Sell	5.00%	6/20/14	(2,037,651)	(100,984)

						$(452,678)

(a)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.
(b)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its’ recovery value.
(c)	The value of the credit default swap agreements on the specified credit indices disclosed above serve as an indicator of current status of the payment/performance risk as of period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(d)	The unrealized gain (loss), resulting from changes in the market value of the credit default swap agreements, represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing unrealized losses as compared to the notional amount of the swap represent a deterioration of the underlying reference entity’s credit soundness from the date the Fund entered into the swap agreement through the period end.

See accompanying notes to the Schedule of Portfolio Investments.

ACCESS ONE TRUST

Notes to Schedule of Portfolio Investments
March 31, 2009
(unaudited)

1.	Organization

The Access One Trust (the “Trust”) is a Delaware statutory trust organized on July 29, 2004 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. The accompanying schedule of portfolio investments relates to the Access VP High Yield Fund (the “Fund”) which is a non-diversified series of the Trust pursuant to the 1940 Act. The Fund offers one class of shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its schedule of portfolio investments. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the schedule of portfolio investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Valuation

The Fund records investments at fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Derivatives (e.g., futures contracts, options and swap agreements) are generally valued using third party pricing services or other procedures approved by the Trust’s Board of Trustees. Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of the Fund is determined. If there was no sale on that day, and for non-exchange traded derivatives, fair valuation procedures as described below may be applied.

Security prices are generally provided by a third party pricing service. The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, or the last sale price, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

When ProFund Advisors LLC (the “Advisor”) determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

The Fund will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Fund will be monitored by the Advisor. The repurchase price is greater than the price paid by the Fund, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

Short Sales

The Fund may engage in short sales. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The Fund may also incur dividend expense if a security that has been sold short declares a dividend. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

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Notes to Schedule of Portfolio Investments (continued)
March 31, 2009
(unaudited)

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase in the security sold short. As of March 31, 2009, there were no short sale transactions.

When-Issued and Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed-delivery basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian or designate collateral for such when-issued securities on the Fund’s records. As of March 31, 2009, the Fund did not hold any when-issued or delayed-delivery securities.

Derivative Instruments

The Fund maintains exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Fund seeks to achieve its high yield exposure primarily through credit default swaps but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt and money market instruments and interest rate swap agreements and futures contracts.

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts and Related Options

The Fund may purchase or sell stock index futures contracts or bond futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. A bond futures contract, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. Futures contracts may also be closed by entering into an offsetting transaction before final settlement. When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Upon entering into a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is segregated as cash balances with brokers for futures contracts, if applicable, and is restricted as to its use. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures and interest rate risk related to bond futures) and exposure to loss in excess of the amount of variation margin. The face or contract amounts reflect the extent of the total exposure the Fund has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. As of March 31, 2009, the Fund did not hold any options.

Swap Agreements

The Fund may enter into swap agreements, primarily credit default swaps (“CDSs”) and total return swaps, for purposes of pursuing its investment objective or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

CDSs are bilateral financial contracts that transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a pre-determined periodic payment from the buyer in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the buyer in exchange for a defaulted debt obligation or the seller would be required to pay a net settlement amount to the buyer equal to the par value of the referenced debt obligation less the recovery value of the defaulted obligation. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The Fund expects that new (“on-the run”) CDS issues will become available periodically. As such, the Fund does not expect to hold these contracts to maturity; rather it expects to periodically “roll” all positions to the typically more liquid newer issues.

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Notes to Schedule of Portfolio Investments (continued)
March 31, 2009
(unaudited)

CDSs are marked-to-market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic coupon payments, are recorded as “unrealized gain or loss on credit default swap agreements”. Gains or losses on swap agreements are realized upon termination of the swap contract and the periodic coupon payments.

In addition to being exposed to the credit risk of the underlying reference entity, CDSs are subject to counterparty risk, market risk and interest rate risk. CDSs utilized by the Fund may not perform as expected or in a manner similar to the high yield bond markets.

A total return swap is a bilateral agreement where one party (payer) agrees to pay the other (receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to, as applicable, an asset without owning or shorting the underlying asset, as applicable. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted out against each other, resulting in a single amount that is either due to or from each party.

Total return swap agreements do not involve the delivery of securities or other underlying instruments. The net amount, whether positive or negative, of a Fund’s obligation over its entitlements with respect to each total return swap is accrued on a daily basis and, in the case that the Fund has a net obligation, an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess, is maintained in a segregated account by a Fund’s custodian. When the Fund is a total return receiver, the net amount of gain or loss on the notional amount plus dividends or interest associated with the reference asset less the interest owed on the notional amount are recorded as “unrealized gain or loss on swap agreements” until the swap agreement is settled in cash. When the Fund is a payer of the total return, the Fund pays the return of the index plus related dividends or interest and receives interest on the notional amount outstanding. These amounts are netted to determine the value of the swap. When cash is exchanged, which is generally no later than monthly, the net gain or loss realized is recorded as “realized gains or losses on swap agreements”.

CDSs and total return swap agreements involve, to varying degrees, elements of market risk (generally credit risk related to credit default swaps and interest rate risk related to bond total return swaps) and exposure to loss in excess of the unrealized gain/loss. The notional amounts, which are disclosed as of period end in the swap tables included in the Schedule of Portfolio Investments, reflect the extent of the total investment exposure the Fund has under the swap agreement, which may exceed the net asset value of the Fund. The primary risks associated with the use of swap agreements, are imperfect correlation between the price of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform. A Fund bears the risk of loss of the net amount, if any, expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The unrealized gain (loss) as of the period end is disclosed in the swap tables included in the Schedule of Portfolio Investments. A Fund will enter into swap agreements only with large, established and well capitalized financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. The Fund may use various techniques to minimize credit risk, including early termination and payment, using different counterparties and limiting the net amount due from any individual counterparty.

The Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Portfolio Investments. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising its right with respect to the collateral. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties, as those amounts are not similarly collateralized by the counterparty. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganizational proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Investment Transactions

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period.

3.	Investment Valuation Summary
The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical assets
• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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Notes to Schedule of Portfolio Investments (continued)
March 31, 2009
(unaudited)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities maturing in sixty days or less are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuations as of March 31, 2009 for the Fund based upon the three levels defined above:

LEVEL 2 - Other Significant
	LEVEL 1 - Quoted Prices		Observable Inputs			Total

		Other		Short-Term	Other	Investment Securities,	Other
	Investment	Financial	Investment	Debt	Financial	including Short-Term	Financial
	Securities	Instruments*	Securities	Securities**	Instruments*	Debt Securities	Instruments*

Access VP High Yield Fund	$5,321,117	$85,284	$—	$21,693,000	$(452,678)	$27,014,117	$(367,394)

*
Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

**	Short-term debt securities include repurchase agreements and debt obligations (e.g., U.S. government agency obligations) maturing in sixty days or less.

4.	Investment Risks

Counterparty Risk

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by the Advisor to be of comparable quality.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Advisor. This may prevent the Fund from limiting losses, realizing gains or from achieving a high correlation with the total return of the high yield market.

Underlying Risk

The Fund is subject to risk in the event of default or failure of the payment of interest and principal payments on the fixed income securities underlying the CDX North American High Yield Swap, even if a Fund does not itself hold those securities. The credit default swap provides exposure to below investment grade, high yield, fixed income securities (commonly referred to as “junk bonds”) or derivatives of such securities. Because issuers of below investment grade securities are often highly leveraged, their ability to make timely payments of interest and principal during an economic downturn or a sustained period of high interest rates may be impaired.

5.	Federal Income Tax Information
At March 31, 2009, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

Net
		Tax	Tax	Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

Access VP High Yield Fund	$26,983,021	$31,096	$—	$31,096

6.	Credit Event

On September 15, 2008 Lehman Brothers Holdings Inc. (“Lehman”) filed a petition for Chapter 11 bankruptcy. Prior thereto, the Fund transacted business with subsidiaries of Lehman (together with Lehman Brothers holdings, Inc., “Lehman”) as a counterparty for certain derivative transactions. All derivative transactions with Lehman were terminated prior to September 15, 2008, but certain settlement payments relating to such transactions were not due to be made until on or after September 15. Settlement of these transactions has been delayed due to Lehman’s bankruptcy proceedings.

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Notes to Schedule of Portfolio Investments (continued)
March 31, 2009
(unaudited)

To the extent Lehman fails to pay the Fund in connection with the settlement of such transactions, the Advisor has agreed to reimburse the Fund for any such losses. At this time, management estimates the full amounts owed to the Fund to be recoverable. Management, on behalf of the Fund, is pursuing collecting the full amounts directly from Lehman. Any shortfall in payments from Lehman will be paid by the Advisor in support of the full carrying value of these outstanding receivables on the Fund’s financial statements. Further, management has determined that the Advisor has a sufficient financial ability to cover any shortfall in payments from Lehman, including the full amount of such outstanding balances if necessary. Accordingly, no loss is expected to be realized by the Fund. To the extent that the Advisor is required to make a payment to the Fund in support of shortfall payments from Lehman, such amounts will be separately presented and disclosed in the applicable financial statements and related notes to financial statements.

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Access One Trust

By (Signature and Title)* /s/ Troy A. Sheets
  Troy A. Sheets, Treasurer and Principal Financial Officer

Date              May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Louis M. Mayberg
  Louis M. Mayberg, President and Principal Executive Officer

Date              May 29, 2009

By (Signature and Title)* /s/ Troy A. Sheets
  Troy A. Sheets, Treasurer and Principal Financial Officer

Date              May 29, 2009

* Print the name and title of each signing officer under his or her signature.